Exhibit 10.22

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS MATERIAL AND CONFIDENTIAL.

Execution Version
Deed of Amendment (No.1) to Agreement for Lease
Atlassian HQ
Dexus Property Services Pty Limited
(Developer)
Vertical First Pty Ltd as trustee for the Vertical First Trust
(Landlord)
Atlassian Pty Ltd
(Tenant)
Dexus Funds Management Limited as responsible entity for Dexus Property Trust
(Financial Guarantor)
Dexus Funds Management Limited as responsible entity for Dexus Operations Trust
(Performance Guarantor)
Atlassian Corporation Plc
(Atlassian Guarantor)

Deed of Amendment (No.1) to Agreement for Lease
Atlassian HQ

~*~

Details

Date 30 April 2022
Parties

Name	Dexus Property Services Pty Limited (ABN 66 080 918 252)
Short form name	Developer
Notice details	Address: Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000
Attention: General Counsel
E-mail address: general.counsel@dexus.com

Name	Vertical First Pty Ltd (ABN 50 636 939 985) in its capacity as trustee of the Vertical First Trust (ABN 47 915 597 236)
Short form name	Landlord
Notice details	Address: Level 6/341 George Street, Sydney NSW 2000
Attention: Ric Wang
E-mail address: to both rwang@atlassian.com and legalfilings@atlassian.com

Name	Atlassian Pty Ltd (ACN 102 443 916)
Short form name	Tenant
Notice details	Address: Level 6/341 George Street, Sydney NSW 2000
Attention: Ric Wang
E-mail address: to both rwang@atlassian.com and legalfilings@atlassian.com

Name	Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Property Trust (ABN 24 595 854 202)
Short form name	Financial Guarantor
Notice details	Address: Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000
Attention: General Counsel
E-mail address: general.counsel@dexus.com

Name	Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Operations Trust (ABN 69 645 176 383)
Short form name	Performance Guarantor
Notice details	Address: Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000
Attention: General Counsel
E-mail address: general.counsel@dexus.com

Name	Atlassian Corporation Plc (UK Company Number 08776021)
Short form name	Atlassian Guarantor
Notice details	Address: c/o Atlassian Inc, 350 Bush Street, 13th Floor, San Francisco, CA 94014
Attention: General Counsel
E-mail address: legalfilings@atlassian.com

Background
AThe Developer, Landlord, Tenant, Financial Guarantor, Performance Guarantor and Atlassian Guarantor are Parties to the Atlassian AFL.
BThe Parties have agreed to vary the Atlassian AFL on the terms of this deed.

Agreed terms
1.Defined terms & interpretation
1.1Defined terms
In this deed:
Atlassian AFL means the agreement between the Developer, Landlord, Tenant, Financial Guarantor, Performance Guarantor and Atlassian Guarantor titled 'Agreement for Lease Atlassian HQ' dated 23 March 2022 and from the Effective Date means the Atlassian AFL as amended by this deed.
Effective Date means the date of this deed.
1.2Interpretation
In this deed, except where the context otherwise requires:
(a)words which begin with a capital letter and are not defined in this deed but are defined in the Atlassian AFL have the same meaning in this deed as in the Atlassian AFL;
(b)a reference to this deed or another instrument includes any variation or replacement of any of them;
(c)a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;
(d)the singular includes the plural and vice versa;
(e)the word “person” includes a firm, a body corporate, an unincorporated association or an Authority;
(f)a reference to a person includes a reference to the person’s executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and permitted assigns;
(g)an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;
(h)an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;
(i)“include” (in any form) when introducing a list of items does not limit the meaning of the words to which the list relates to those items or to items of a similar kind;
(j)a reference to any body corporate, unincorporated association, institute or any other body includes any body, association or institute which succeeds any of the same;
(k)a reference to any thing (including, without limitation, any amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;
(l)communications between the Parties must be in English;
(m)in the construction and interpretation of the deed no rule of construction applies to the disadvantage of a Party on the basis that that Party put forward the deed or any part of it; and
(n)a reference to:
(i)days mean calendar days; and

(ii)time is a reference to time in New South Wales, Australia.
1.3Headings
Headings are for ease of reference only and do not affect interpretation.
2.Amendments to the Atlassian AFL
2.1Amendments
On and from the Effective Date, the Atlassian AFL is amended as set out in Schedule 1 of this deed.
2.2Confirmation of Atlassian AFL
The Parties agree that on and from the Effective Date, they are bound by and will comply with the provisions of the Atlassian AFL amended as set out in Schedule 1 of this deed.
2.3Continued force and effect of Atlassian AFL
Nothing in this deed:
(a)prejudices or adversely affects any right, power, authority, discretion or remedy which arose under or in connection with the Atlassian AFL before the date of this deed; or
(b)discharges, releases or otherwise affects any liability or obligation which arise under or in connection with the Atlassian AFL before the date of this deed.
2.4Dispute Resolution
The Parties acknowledge and agree that, in the event of any Dispute under this deed, the Parties must comply with the Dispute resolution procedures (contained at clause 29 of the Atlassian AFL).
3.Confidentiality and publicity
3.1Confidentiality of this deed
(a)Subject to clause 3.1(b), each Party must keep the terms of this deed confidential.
(b)The Developer, Landlord or the Tenant may only make any disclosure in relation to this deed:
(i)with the consent of the other two relevant Parties;
(ii)to a professional adviser, financial adviser, insurer, rating agency, financier, auditor, prospective assignee or assignee or prospective investors or investors if that person is obliged to keep the information disclosed confidential;
(iii)to the extent required to comply with any Law or a requirement of a regulatory body (including any relevant stock exchange);
(iv)to any of its employees or officers to whom it is necessary to disclose the information;
(v)in connection with any legal or arbitral proceedings under or in relation to this deed;
(vi)to obtain the consent of a third Party to a term of, or to an act under, this deed;
(vii)to a Related Body Corporate, as long as it advises that Related Body Corporate of the confidential nature of the terms of this deed;

(viii)if the information disclosed has come into the public domain through no fault of the disclosing Party (or its employees, officers or related bodies corporate) making the disclosure;
(ix)to the Builder, provided the Tenant approves the form of any information given to the Builder and provided the Builder is obliged to keep the information disclosed confidential, other than:
(A)where the Builder is required to disclose the information by Law; or
(B)where the disclosure of information by the Builder is reasonably necessary for the Builder to perform the Works, provided the person to whom the Builder discloses the information agrees to be bound by the same confidentiality obligations as described in this clause 3.1(b)(ix); or
(x)to any potential purchaser, financier or mortgagee of the Landlord, Tenant or the Developer.
3.2Publicity
(a)The Developer, Landlord or the Tenant may only make press or other announcements or releases relating to this deed and the transactions the subject of this deed with the approval of the other relevant Parties to the form and manner of the announcement or release, unless and to the extent that the announcement or release is required to be made by:
(i)the relevant Party by Law or by a regulator; or
(ii)the Developer under a Project Document,
in which case the approval of the other relevant Parties is not required.
(b)The Atlassian Guarantor and the Guarantors may only make press or other announcements or releases relating to this deed and the transactions the subject of this deed to the extent that the announcement or release is required to be made by the relevant Party by Law or by a regulator.
4.Notices
(a)In this deed, reference to notice means notice in writing, and is addressed to the Party to whom it is being given.
(b)A notice, consent or other communication that complies with this clause is regarded as given and received:
(i)if by delivery in person, when delivered to the addressee;
(ii)if by express post, 3 Business Days from and including the date of postage; or
(iii)if by email, when the email (including any attachment) comes to the attention of the recipient or a person acting on its behalf.
(c)A Party’s address and email address are those set out below that Party’s name in the relevant item in the details section of this deed, or as the person notifies the sender in writing.
(d)Any notice or other writing served by the Developer is valid and effective if signed by the Developer or solicitor of the Developer.
(e)If any notice or other writing is served on a day which is not a Business Day or is after 5.00 pm it is deemed to be served on the next Business Day.

5.Landlord Trustee Limitation of Liability
(a)The Landlord enters into this deed solely in its capacity as trustee of the Trust and in no other capacity.
(b)A liability arising under or in connection with this deed can be enforced against the Landlord only to the extent to which it can be satisfied out of the property of the Trust out of which the Landlord is actually indemnified for their liability.
(c)The limitation of the Landlord’s liability contained in this clause 5 applies notwithstanding any other provisions of this deed and extends to all liabilities and obligations of the Landlord in connection with this deed.
(d)The Parties other than the Landlord may not sue the Landlord in any capacity other than as trustee of the Trust, including seeking the appointment to the Landlord of a receiver (except in relation to the property of Trust), a liquidator, administrator or any other similar person.
(e)The provisions of this clause 5 will not apply to any liability or obligation of the Landlord to the extent there is a reduction in the extent of its indemnification out of the assets of the Trust as a result of the operation of the law or the application of any provisions of the Trust’s constitution or as a result of the Landlord’s fraud, negligence, breach of trust or breach of duty or to the extent that the Landlord fails to exercise any right of indemnity it has out of the assets of the Trust in relation to the relevant liability.
6.Performance Guarantor Limitation of Liability
6.1Trustee
The Performance Guarantor enters into this deed in its capacity as trustee of the Dexus Operations Trust.
6.2Limitation of Performance Guarantor's liability
The Parties acknowledge and agree that:
(a)the Performance Guarantor enters into this deed in the capacity stated in clause 6.1 and in no other capacity;
(b)except in the case of any liability of the Performance Guarantor under or in respect of this deed resulting from the Performance Guarantor's own fraud, negligence or breach of trust, the recourse for any person to the Performance Guarantor in respect of any obligations and liabilities of the Performance Guarantor under or in respect of this deed is limited to the Performance Guarantor's ability to be indemnified from the assets of the Dexus Operations Trust; and
(c)if any Party (other than the Performance Guarantor) does not recover the full amount of any money owing to it arising from non-performance by the Performance Guarantor of any of its obligations, or non-payment by the Performance Guarantor of any of its liabilities, under or in respect of this deed by enforcing the rights referred to in clause 6.2(b), that Party may not (except in the case of fraud, negligence or breach of trust by the Performance Guarantor) seek to recover the shortfall by:
(i)bringing proceedings against the Performance Guarantor in its personal capacity; or
(ii)applying to have the Performance Guarantor wound up.

6.3Override
This clause 6 applies despite any other provision of this deed or any principle of equity or law to the contrary.
7.Financial Guarantor's Limitation of Liability
7.1Trustee
The Financial Guarantor enters into this deed in its capacity as responsible entity of the Dexus Property Trust.
7.2Limitation of Financial Guarantor's liability
The Parties acknowledge and agree that:
(a)the Financial Guarantor enters into this deed in the capacity stated in clause 7.1 and in no other capacity;
(b)except in the case of any liability of the Financial Guarantor under or in respect of this deed resulting from the Financial Guarantor's own fraud, negligence or breach of trust, the recourse for any person to the Financial Guarantor in respect of any obligations and liabilities of the Financial Guarantor under or in respect of this deed is limited to the Financial Guarantor's ability to be indemnified from the assets of the Dexus Property Trust; and
(c)if any Party (other than the Financial Guarantor) does not recover the full amount of any money owing to it arising from non-performance by the Financial Guarantor of any of its obligations, or non-payment by the Financial Guarantor of any of its liabilities, under or in respect of this deed by enforcing the rights referred to in clause 7.2(b), that Party may not (except in the case of fraud, negligence or breach of trust by the Financial Guarantor) seek to recover the shortfall by:
(i)bringing proceedings against the Financial Guarantor in its personal capacity; or
(ii)applying to have the Financial Guarantor wound up.
7.3Override
This clause 7 applies despite any other provision of this deed or any principle of equity or law to the contrary.
8.Landlord Warranties
8.1Warranties given in both capacities
Despite any other provision in this deed, the Landlord gives the warranties in clause 5 in its own personal capacity and in its capacity as trustee of the Trust.
8.2Warranties
The Landlord represents and warrants in respect of the Trust that:
(a)it is the only trustee of the Trust and no action has been taken or proposed to remove it as trustee of the Trust;
(b)it has the power and authority under the terms of the Trust to enter into and perform this deed;
(c)the entry into and performance of this deed is for the benefit of the beneficiaries of the Trust, whose consents (if necessary) have been obtained; and

(d)to the best of the Landlord’s knowledge, its right to be indemnified out of the assets of the Trust has not been reduced by the acts or omissions of the Landlord.
8.3Landlord's Obligations
To the extent to which it is in the Landlord’s reasonable control or discretion, the Landlord agrees to ensure that until all its obligations under this deed are discharged:
(a)it does not resign and no additional trustee is appointed to the Trust;
(b)the Trust is not terminated;
(c)the terms of the Trust are not varied;
(d)the property of the Trust is not vested or distributed; and
(e)the Trust funds are not resettled,
in a manner which results in the assets of the Trust not being sufficient to satisfy the Landlord’s obligations and liabilities under this deed without the prior consent of the Tenant. That consent may not be unreasonably withheld if a person reasonably satisfactory to the Tenant covenants with the Tenant before the relevant event, in a form and substance reasonably required by the Tenant, to perform and satisfy all outstanding obligations and liabilities of the Landlord under this deed which remain outstanding and to provide all representations and warranties provided by the Landlord under this deed.
9.Assignment
9.1No Party to assign
Subject to clause 9.3, no Party may seek to assign, novate or otherwise transfer its rights or obligations under this deed prior to the Date of Practical Completion without the prior written consent of the other Parties (which may be granted or withheld in their absolute discretion).
9.2Change of Control
(a)Subject to clause 9.2(b) and 9.3, no Change of Control with respect to a Party can occur (and no Party shall permit a Change of Control to occur with respect to that Party) prior to the Date of Practical Completion without the prior written consent of the other Parties (which may be granted or withheld in their absolute discretion).
(b)Clause 9.2(a) does not apply to a Change of Control of the Landlord that arises from a transaction or dealing which is permitted or approved under the Unitholders' Agreement that occurs in accordance with the Unitholders' Agreement or which arises from a transaction or dealing that does not breach clause 8.6 of the Unitholders' Agreement.
9.3Assignment or Change of Control approved under the Atlassian AFL
If a Party has obtained consent to or otherwise effects a transfer of its rights or obligations under the Atlassian AFL or a Change of Control with respect to that Party, under and in accordance with the Atlassian AFL, that Party may assign, novate or otherwise transfer its rights or obligations under this deed, or effect a Change of Control with respect to that Party, to the same person as was approved under and in accordance with the Atlassian AFL, without the prior written consent of the other Parties.
10.Miscellaneous
10.1Next Business Day
If an event under this deed must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day.

10.2Interest
(a)If a Party fails to pay any money by the time required by this deed (Non-Paying Party), the Non-Paying Party must pay interest to the other Party (Receiving Party) at the Default Rate.
(b)Interest will be calculated daily from the due date up to and including the date the Receiving Party receives full payment.
10.3Waiver and variation
A provision of or a right created under this deed may not be waived or varied except in writing signed by the Party or Parties to be bound.
10.4Antecedent breaches
The termination of this deed does not affect a Party’s rights in respect of a breach of this deed by the other party before termination.
10.5Severability
If the whole or any part of a provision of this deed is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this deed has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause 10.5 has no effect if the severance alters the basic nature of this deed.
10.6Non-merger
The covenants, conditions, agreements and provisions of this deed which are capable of having effect after Practical Completion will not merge on Practical Completion but will continue to have full force and effect at all times.
10.7Entire agreement
This deed constitutes the entire agreement of the Parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.
10.8No reliance
The Tenant acknowledges that in entering into this deed it has not relied on any representations or warranties about its subject matter except as expressly provided by this deed.
10.9Further assurances
Each Party agrees, at its own expense, on the request of another party, to do everything reasonably necessary to give effect to this deed and the transactions contemplated by it, including, but not limited to, the execution of documents.
10.10Costs
Each Party to this deed must pay its own costs, charges and expenses associated with the preparation, negotiation, execution and completion of this deed and any variation thereof.
10.11Counterparts
This deed may be executed in any number of counterparts and by the parties on separate counterparts. Each executed counterpart constitutes the deed of each party who has executed and delivered that counterpart.
10.12Power and capacity warranties
Each Party represents and warrants that:
(a)it has full power and authority to enter into and perform its obligations under this deed;

(b)it has taken all necessary action to authorise the execution, delivery and the performance of this deed and the execution and delivery of this deed will not breach or conflict with any other agreement or undertaking to which it is a party or subject; and
(c)this deed constitutes its legal, valid and binding obligations, enforceable in accordance with its terms.
10.13Governing law and jurisdiction
(a)This deed is governed by the laws of New South Wales.
(b)Each Party unconditionally and irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales, and the courts competent to determine appeals from those aforementioned courts, with respect to any legal action or proceedings that may be brought in connection with this deed.
10.14Electronic signatures
Without limiting clause 10.11, each Party warrants that by entering into this deed, it has unconditionally consented to:
(a)the requirements for a signature under any Laws being satisfied; and
(b)other Parties executing this deed,
by using any method of electronic signature permitted by Law (including DocuSign, Adobe Sign, signing on an electronic device or by digital signature).
10.15Confirmation
If this deed is signed by a Party by use of an electronic signature, then that Party:
(a)agrees that other Parties may rely on the electronic signature as having the same force and effect as a handwritten signature; and
(b)unconditionally consents to any method the other Parties use (at their discretion) to identify the signatories and confirm their intention to enter into a binding legal agreement.

(c)
Signing page
EXECUTED as a deed.

Developer
Executed by Dexus Property Services Pty Limited (ABN 66 080 918 252) under Power of Attorney dated 17 December 2021
sign here ►	/s/ James Matthew Hough	/s/ Roger Ian Clarke
	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney
name of attorney	James Matthew Hough	Roger Ian Clarke
sign here ►	/s/ Michelle Lemeray	/s/ Tamiko Rex
	Signature of witness	Signature of witness
name of witness	Michelle Lemeray	Tamiko Rex

Landlord

Executed by
Vertical First Pty Ltd (ABN 50 636 939 985) in its capacity as trustee of the Vertical First Trust (ABN 47 915 597 236)
in accordance with section 127(1) of the Corporations Act 2001 (Cth)
by

sign here ►	/s/ Gene Chi-Ching	/s/ Stanley Smith Shepard
	Director	Director/Secretary
print name►	Gene Chi-Ching Liu	Stanley Smith Shepard

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Tenant
Executed by Atlassian Pty Ltd (ACN 102 443 916) in accordance with section 127(1) of the Corporations Act 2001 (Cth) by
sign here ►	/s/ Gene Chi-Ching	/s/ Stanley Smith Shepard
	Director	Director/Secretary
print name►	Gene Chi-Ching Liu	Stanley Smith Shepard

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Financial Guarantor
Executed by Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Property Trust (ABN 24 595 854 202) under Power of Attorney dated 17 December 2021
sign here ►	/s/ James Matthew Hough	/s/ Roger Ian Clarke
	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney
name of attorney	James Matthew Hough	Roger Ian Clarke
sign here ►	/s/ Michelle Lemeray	/s/ Tamiko Rex
	Signature of witness	Signature of witness
name of witness	Michelle Lemeray	Tamiko Rex

Performance Guarantor
Executed by Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Operations Trust (ABN 69 645 176 383) under Power of Attorney dated 17 December 2021
sign here ►	/s/ James Matthew Hough	/s/ Roger Ian Clarke
	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney
name of attorney	James Matthew Hough	Roger Ian Clarke
sign here ►	/s/ Michelle Lemeray	/s/ Tamiko Rex
	Signature of witness	Signature of witness
name of witness	Michelle Lemeray	Tamiko Rex

Atlassian Guarantor
Executed for and on behalf of Atlassian Corporation Plc
sign here ►	/s/ Scott Farquhar	/s/ Erika Ashley Fisher
	Director	Secretary
print name►	Scott Farquhar	Erika Ashley Fisher

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Schedule 1 – Amendments to Atlassian AFL

1.General
To the extent this Schedule 1 identifies any clauses or additions, deletions or amendments to be made to the Atlassian AFL (including the Lease and Retail Lease, being schedules to the Atlassian AFL), then the Atlassian AFL will be read and construed as though those clauses, additions, deletions and amendments are incorporated into the Atlassian AFL.
2.Amendments to the Atlassian AFL
2.1Definitions
The definition of 'Accrued Rights and Liabilities' in clause 1.1 of the Atlassian AFL is deleted.
2.2Fitout Guide and ESD Fitout and Operational Requirements
Clause 3.9(d) is amended by inserting the underlined words as follows:
(d)    The Tenant must either approve or reject:
(1)    the Updated Fitout Guide and
(2)    the ESD Fitout and Operational Requirements,
by notice to the Developer within 10 Business Days from the date that the relevant document is served on the Tenant.
2.3Fire Brigade Approval
Clause 10.2 (Fire Brigade Approval) is deleted and replaced with the following:
10.2    Fire Brigade Approval
(a)    The Developer must use its best endeavours to obtain the FRNSW Approval by the FRNSW Approval Milestone Date.
(b)    If the Developer obtains FRNSW Approval without material requirements prior to the FRNSW Longstop Date, then the parties will have no further obligations under this clause 10.2.
(c)    If the Developer notifies the Tenant that it has obtained FRNSW Approval subject to material requirements which are Acceptable Requirements prior to the FRNSW Longstop Date, then:
(1)    if the Acceptable Requirements include implementing the Cladding Alternative:
(A)    the Developer will implement the Cladding Alternative and must amend the Current Base Building Design Documents accordingly and submit those amended documents to the Tenant; and
(B)    the Tenant consents to the Developer implementing the Cladding Alternative and acknowledges that it will have no approval rights in respect of the amendments to the Current Base Building Design Documents which are made in accordance with clause 10.2(c)(1)(A);
(2)    the Tenant consents to the Developer implementing other Acceptable Requirements and the Developer must amend the Current Base Building Design Documents accordingly and submit those amended documents to the Tenant provided that the Tenant will have no approval rights in respect of the amendments to the Current Base

Building Design Documents which are made in accordance with this clause 10.2(c)(2);
(3)    if the relevant amounts are not funded by the Atlassian Unitholder in accordance with clause 4.8(c)(i)(B) of the Unitholders’ Agreement, [***]. In that case, [***];
(4)    [***]; and
(5)    any delay arising from the need to carry out the additional works to comply with Acceptable Requirements shall be an EOT Event to which clauses 15.3 to 15.5 shall apply;
(d)    The parties acknowledge and agree that if the Developer notifies the Tenant that it:
(1)    is unable to obtain FRNSW Approval prior to the FRNSW Approval Milestone Date; or
(2)    can only obtain FRNSW Approval subject to material requirements which are Unacceptable Requirements prior to the FRNSW Approval Milestone Date, the Developer must use reasonable endeavours to obtain an FRNSW Approval with an Acceptable FRNSW Outcome prior to the FRNSW Longstop Date.
(e)    If an Acceptable FRNSW Outcome is not obtained by the FRNSW Longstop Date:
(1)    the rights and obligations in this Agreement (other than this clause 10.2(e) and clauses 10.2(f), 10.2(g) and 10.2(h)) are suspended automatically on and from the FRNSW Longstop Date until:
(A)    the matters set out in clause 1.2(a) to clause 1.2(f) of Schedule 9 of the Unitholders' Agreement (other than the requirement of the Developer to enter into a new agreement for lease with the Landlord and the Tenant pursuant to clause 1.2(f)(iii)(B) of Schedule 9 of the Unitholders’ Agreement) have been satisfied and the new arrangements referred to in clause 10.2(f) have been agreed; or
(B)    in respect of the Tenant's commitment to lease 100% of the Premises for 15 years only, the FRNSW Exit Process is triggered pursuant to clause 1.4 of Schedule 9 of the Unitholders' Agreement, following which the Parties must perform their respective obligations in this Agreement in accordance with the new arrangements referred to in clause 10.2(f) or 10.2(g)(2) (as applicable);
(2)    no party will have any claim against another party, or any liability to another party, under or in connection with this Agreement, including in respect of the failure to obtain an Acceptable FRNSW Outcome by the FRNSW Longstop Date, other than in respect of:
(A)    a breach of clause 32 (Confidentiality and Publicity);
(B)    any liability arising from any illegal or unlawful acts or fraud of that party;
(C)    any liability which, by Law, the parties cannot limit or exclude;
(D)    the Developer's entitlement to recover from the Tenant under clause 12 amounts:
(i)    which have become payable to the Developer prior to the FRNSW Longstop Date; and
(ii)    properly incurred by the Developer in accordance with this Agreement up to the FRNSW Longstop Date, to the extent such amounts have not become payable by the Tenant to the Developer under this Agreement, but which would become payable in accordance with clause 12 upon the Developer complying with clause 12; and
(E)    third party claims made against the Developer or the Tenant, in respect of events occurring prior to the FRNSW Longstop Date; and

(3)    the Developer will have no further obligations in relation to the Works and the parties release the Developer from all liabilities in relation to the performance, carrying out and completion of the Works to the extent they fall due for performance after the FRNSW Longstop Date, subject to clauses 10.2(e)(1), 10.2(f) and 10.2(g).
(f)    The parties acknowledge and agree that:
(1)    if the matters set out in clause 1.2(a) to clause 1.2(f) of Schedule 9 of the Unitholders' Agreement (other than the requirement of the Developer to enter into a new agreement for lease with the Landlord and the Tenant pursuant to clause 1.2(f)(iii)(B) of Schedule 9 of the Unitholders’ Agreement) have been satisfied, then this Agreement, the Lease and the Retail Lease will be amended to reflect the matters agreed under clauses 1.2(a) to 1.2(f) of Schedule 9 of the Unitholders' Agreement including to reflect:
(A)    that the Tenant will commit to occupy 100% of the commercial net-lettable area of the Building which is the subject of the new design agreed under Schedule 9 of the Unitholders' Agreement;
(B)    the revised design and any new deal terms consistent with clause 1.2 of Schedule 9 of the Unitholder's Agreement;
(C)    the variation to the Building Contract or the terms of the new design and construct contract; and
(D)    that the Date for Practical Completion, Milestone Dates and the Works Program will be updated to reflect the suspension period in clause 10.2(e), the revised design and the new delivery program; and
(2)    entry into the amending documents required by this clause 10.2(f) will be deemed to satisfy the obligation under clause 1.2(f)(iii)(B) of Schedule 9 of the Unitholders' Agreement for the Landlord to enter into a new agreement for lease with the Developer and the Tenant.
(g)    Where the FRNSW Exit Process (as defined in the Unitholders' Agreement) is triggered under clause 1.4(a) of Schedule 9 of the Unitholders' Agreement:
(1)    if applicable, the Tenant will consent to any replacement of the Developer appointed by the Landlord as a result of the FRNSW Exit Process; and
(2)    the Tenant will negotiate in good faith and agree amendments to this Agreement, reflecting as a minimum that the Tenant must agree on market standard terms to lease a minimum of 23,000sqm of the commercial net-lettable area of the new tower for 10 years as its Australian headquarters.
(h)    The rights and obligations of the Parties under clause 10.2(g) survive expiry or termination of this Agreement.
2.4DDA compliance for the State Works
A new clause 11.3 is inserted as follows:
11.3    DDA compliance for the State Works
The Parties acknowledge and agree that:
(a)    the Developer has an obligation under clause 24.2(b) of the PDA to ensure that all State Works comply with the requirements of the Disability Discrimination Act 1992 (Cth) (DDA Compliance);
(b)    the Developer may propose a performance based solution for the State’s consideration and approval, which may include utilisation of the main lifts in the lobby of the Building;
(c)    the Developer must:
(1)    consult with the Tenant in relation to any performance based solution that involves utilisation of the Building (including lifts in the lobby of the Building);
(2)    evaluate performance based solutions that do not involve utilisation of the Building (including lifts in the lobby of the Building) and where the alternative performance based solutions do not have a material cost or delay impact on the Developer, provide them to the State for its consideration and approval; and
(3)    subject to clause 11.3(c)(2), minimise any impact on the Tenant’s use of the Building;
(d)    subject to the Developer's compliance with clauses 11.3(c) and 11.3(e), the Tenant and the Landlord will not be entitled to make any claim or demand for compensation or damages or commence any proceedings (including without limitation in nuisance) against the Developer or the State in respect of any performance based solution implemented under this clause 11.3; and
(e)    any pedestrian link(s) proposed to be situated at RL21 (as defined in the PDA) by the State (or any party claiming through the State) must not rely on utilisation of the Building (including the main lifts in the lobby of the Building) and once such pedestrian link is provided, any performance based solution utilising for the State Works the Building will cease.
2.5Non-compliance with or hindrance of Project Documents
Clause 23.5(f)(6) is amended by inserting the underlined words as follows:
(6)    indemnifies the Developer from and against:
(A)    any liability or Loss, incurred or suffered by the Developer; or
(B)    any Claim (as defined under the PDA) against the Developer, to the extent that such liability, Loss or Claim (as defined under the PDA) was caused or contributed to by or arises out of or in connection with:
(C)    the acts, omissions and defaults referred to in clause 23.5(f)(5);
(D)    the PDA Indemnities;
(E)    a breach of the Developer PDA Obligations; or
(F)    a breach of the Tenant Works PDA Provisions,
    (PDA Loss), to the extent such PDA Loss is caused or contributed to by the Tenant Works, the Tenant or the Tenant's Agents, including in accessing the PDA Land or performing the Tenant Works, but excluding Consequential Loss incurred or sustained by the Developer as a result of any act or omission of the Tenant or the Tenant’s Agents (whether negligent or otherwise);
2.6Developer Event of Default
A new clause 28.1(e) is inserted as follows:
(e)    For the avoidance of doubt, a Developer Event of Default does not arise out of any suspension under clause 10.2(e).
2.7Termination for failure to replace Developer
Clause 28.5 is amended by inserting the underlined words and deleting the words that have been struck through as follows:
(a)    ~~If~~ Subject to clause 28.5(b), if the Developer is removed from the role of Developer pursuant to the Development Deed and a replacement Developer has not been nominated or appointed and taken a novation of the Developer’s rights and obligations under this Agreement on terms acceptable to the Tenant, the Developer and the incoming party (each acting reasonably) and in accordance with the timing in the Development Deed, then if the Landlord under the Development Deed has elected to terminate the Development Deed, this Agreement will also terminate and no party shall have any further obligations to the other under this Agreement after the date of that termination, except with respect to any pre-existing breach.
(b)    Clause 28.5(a) of this Agreement does not apply if the Development Deed is terminated under clause 2.5(a)(1) of the Development Deed.
2.8Warranties given in both capacities
Clause 40.1 is amended by inserting the underlined words and deleting the words that have been struck through as follows:
40.1    Warranties given in both capacities

Despite any other provision in this Agreement, the Landlord gives the warranties in clause ~~38~~ 40.2 in its own personal capacity and in its capacity as trustee of the Trust.
2.9Reference Schedule
Items 6 and 8 in the Reference Schedule of Schedule 1 are amended by inserting the underlined words and deleting the words that have been struck through as follows:

6	Tenant:	Atlassian Pty Ltd ACN 102 443 916 Address: Level 6/341 George Street, Sydney NSW 2000 Attention: ### Email: ###

8	Atlassian Guarantor	Atlassian Corporation Plc UK Company Number 08776021 c/o Atlassian Inc, 350 Bush Street, 13th Floor, San Francisco, CA 94014 Attention: ~~###~~ Email: ~~###~~
2.10Completion of Lease
Clause 1(c) of Schedule 3 (Completion of Lease) is amended by deleting the words that have been struck through as follows:
(c)    If the Tenant cannot obtain the required Approvals for the ~~the~~ sky signage area or the sky signage (as approved by the Landlord in accordance with clause 8), then prior to execution the Landlord may amend the Lease by:
(1)    deleting the definition of 'Sky Signage Area';
(2)    deleting clause 17.6 of the Lease;
(3)    deleting all references to the 'Sky Signage Area' in the Lease; and
(4)    removing any plans of the Sky Signage Area from Exhibit 11 to the Lease;
2.11Completion of Lease
New clauses 1(a)(5)(D), 1(a)(5)(E) and 1(aa) in Schedule 3 (Completion of Lease) are inserted as follows:
(5)(D)    'BMU Easements', the registered dealing number (and applicable easement numbers and descriptions (in the form set out in paragraphs (1)-(3), below)) for the following easements (which the PDA contemplates will be registered on the title to the Land prior to the grant of the Lease, and which are set out in Schedule 12 (Easements) of the PDA):
(1)    Easement for Access for BMU façade maintenance (E1C) (the terms of which are set out in clause 13 of Part C of Schedule 12 to the PDA); and
(2)    Easement for Access for BMU façade maintenance (E2C) (the terms of which are set out in clause 14 of Part C of Schedule 12 to the PDA); and
(3)    Easement for Access for BMU façade maintenance (E3C) (the terms of which are set out in clause 14 of Part C of Schedule 12 to the PDA);
(5)(E)    in the definition of 'Toga Agreement' in clause 1.1, the date of any variations to the agreement described in the definition of 'Toga Agreement';
(aa)    In clause 12.5(f), the following changes are made:
(1)    delete the words '[in clause 29.2 of Part C (Easement Key Terms) of Schedule 12 (Easements) of the PDA (with such easement to be registered on the title to the Land on or prior to the grant of this Lease)]' and replace those words with the registered dealing number (and applicable easement number and description) for the following easement contemplated in Schedule 12 (Easements) of the PDA:
(A)    Easement for noise, vibration, electrolysis (NVE1) (the terms of which are set out in clause 29 of Part C of Schedule 12 to the PDA); and

(2)    delete the words '[(being Lots 2, 3 and 4 (as defined in the PDA))]' and replace those words with the description of the lots burdened by the easement for noise, vibration, electrolysis (NVE1), as set out in the relevant registered dealing described in clause 1(aa)(1).
2.12Completion of Retail Lease
New clauses 2(a)(7A), 2(a)(7B) and 2(aa) in Schedule 3 (Completion of Lease) are inserted as follows:
(7A)    'BMU Easements', the registered dealing number (and applicable easement numbers and descriptions (in the form set out in paragraphs (1)-(3), below)) for the following easements (which the PDA contemplates will be registered on the title to the Land prior to the grant of the Retail Lease, and which are set out in Schedule 12 (Easements) of the PDA):
(1)    Easement for Access for BMU façade maintenance (E1C) (the terms of which are set out in clause 13 of Part C of Schedule 12 to the PDA); and
(2)    Easement for Access for BMU façade maintenance (E2C) (the terms of which are set out in clause 14 of Part C of Schedule 12 to the PDA); and
(3)    Easement for Access for BMU façade maintenance (E3C) (the terms of which are set out in clause 14 of Part C of Schedule 12 to the PDA);
(7B)    in the definition of 'Toga Agreement' in clause 1.1, the date of any variations to the agreement described in the definition of 'Toga Agreement';
(aa)    in clause 16.5(f):
(1)    delete the words '[in clause 29.2 of Part C (Easement Key Terms) of Schedule 12 (Easements) of the PDA (with such easement to be registered on the title to the Land on or prior to the grant of this Lease)]' and replace those words with the registered dealing number (and applicable easement number and description) for the following easement contemplated in Schedule 12 (Easements) of the PDA:
(A)    Easement for noise, vibration, electrolysis (NVE1) (the terms of which are set out in clause 29 of Part C of Schedule 12 to the PDA); and
(2)    delete the words '[(being Lots 2, 3 and 4 (as defined in the PDA))]' and replace those words with the description of the lots burdened by the easement for noise, vibration, electrolysis (NVE1), as set out in the relevant registered dealing described in clause 2(aa)(1).
2.13Practical Completion
Clause (h) of Schedule 5 (Practical Completion) is amended by inserting the underlined words as follows:
(g)    All debris, rubbish, building materials, hoardings and barricades have been removed from the Land, the Premises and Common Areas to be used by the Tenant and have been professionally cleaned, except to the extent:
(1)    the Developer is prevented from professionally cleaning the northern, eastern or southern elevations of the Building because the Developer has been unable to arrange a planned partial closure of the Rail Corridor (as defined in the PDA), during which no trains, customers or station staff are present on Platform 1 (as defined in the PDA) or any rooftop of the station or other buildings in the vicinity of the Easement Site (as defined in the PDA). In this circumstance, the Developer agrees to arrange the professional cleaning as soon as practicable after Practical Completion; and
(2)    the building materials, hoardings or barricades are required for the completion of work relating to other retail or commercial tenancies.
2.14Conditions for performance of Tenant Works
A new clause 3.1(e) in Schedule 8 is inserted as follows:
(c)    The Tenant:

(1)    acknowledges that the Landlord has an obligation in clause 29.2 of Part C (Easement Key Terms) of Schedule 12 (Easements) of the PDA to indemnify the State against any claim, demand, action or proceeding (including, without limitation, in nuisance) brought by any user, occupier or tenant of the Lot burdened (being Lots 2, 3 and 4 (as defined in the PDA)) or any persons who derive title or occupation or use rights from the Landlord in relation to any noise, vibration or electrolysis arising directly or indirectly from railway activities carried on by the State on the railway corridor;
(2)    releases the Landlord, the Lessor's Agents (as defined in the Lease) and the State from, and agrees not to make (and ensure that any persons who derive title or occupation or use rights from the Tenant do not make), any claim or demand, or commence proceedings (including, without limitation, in nuisance) against the Landlord, the Lessor's Agents (as defined in the Lease) or the State in relation to any noise, vibration or electrolysis arising directly or indirectly from railway activities carried on by the State on the railway corridor; and
(3)    must ensure that any agreement for sublease, sublease, licence or occupancy agreement granted by the Tenant in relation to all or part of the Premises or all or part of a Licensed Area, includes a release from the relevant sublessee, licensee or occupant in favour of the Landlord, the Lessor's Agents (as defined in the Lease) and the State on the terms set out in clause 3.1(c)(2) of this Schedule 8.

2.1Handover Condition and Commissioning Access Condition
(a)The preamble in Schedule 12 (Part 2) (Handover Condition – IT Works Process) is amended by inserting the underlined words as follows:
The following process is proposed for the early access of MCR’s & FCR’s, noting that access for these works is 24 workings days prior to the estimated Date of Practical Completion (only applicable to Habitats where the Tenant has provided an Integrated Fitout Works Direction). Any reference to ‘working day’ within this schedule refers to a working day in the Project Working Day Calendar (on the basis that days shaded grey are not working days)
(b)The table in Schedule 12 (Part 2) (Handover Condition – IT Works Process) is amended by inserting the underlined words and deleting the words that have been struck through as follows:

Built Works
All built elements (walls, floors, ceilings, doors) shall be fully constructed to architects’ specifications and dust free.

All painting to be completed and ‘scuff free’. Minor defects and painting touch ups will be acceptable up to 24 working days prior to the estimated Date of Practical Completion provided no dusty works.

All floor finishes and skirting to be completed.

All penetrations through walls, floor, and ceiling to be completed, sealed, fire rated (where applicable) and dust free – with the exception of the cable paths for data and communications cabling. These penetrations to be temporarily sealed with fire pillows to allow additional cables if required.

A full "builders clean" to have been completed and the entire space deemed dust free.

All built works deemed complete all rubbish removed.

Deliveries can be made as required.

A full technical clean to have been
completed and the entire space deemed dust free. Included within electrical contractors’ scope of works.

The entire space is deemed safe to
allow the ~~clients IT teams~~ Tenant's Contractors to work within the racks without health and safety risks.

~~The room is accessible 24x7 to allow Tenant's IT to install and commission their equipment.~~

Subject to the Tenant's Contractors complying with their obligations, the Tenant's Contractors will have unrestricted access to the comms rooms from the access dates for the entire period each day that the site is operating (including any extended working hours that may be implemented). The Builder will only charge actual costs incurred for any requests from the Tenant's Contractors to work outside of site hours.

It is anticipated that the data cabling installer will need access to the room beyond this date to test their horizontal (workstation and office area outlets), but this must be dust free and access approved by Tenant's IT.

No further activities

Penetrations for cable paths for data and communications cabling to have temporary fire pillows removed and formal fire rating completed and certified.

Following the final sealing of the data and communications cables paths a final technical clean is to be undertaken.

Included within electrical contractors’ scope of works.

1.16Tenant's Sustainability Performance Standards
Schedule 26 is amended by inserting the underlined words as follows:

Schedule		Description	Electronic File Name
Tenant's Sustainability Performance Standards	Tenant's Sustainability Performance Standards	Tenant's Sustainability Performance Standards.PDF	Schedule 26 - Tenant_s Sustainability Performance Standards.PDF
3.Amendments to the Lease (being Schedule 2 to the Atlassian AFL)
3.1Definitions
(a)The following defined terms are inserted:
BMU Easements means [#]. [Drafting Note: to be inserted under the Agreement for Lease.]
Cleaning Obligations has the meaning given in clause 5.7(c)(1).
Cleaning Service has the meaning given in clause 4.1(a).
Maintenance Obligation has the meaning given in clause 5.7(c)(1).
PDA has the meaning given to that term in the Agreement for Lease.
State means Transport for NSW ABN 18 804 239 602.
State Works has the meaning given to that term in the PDA.
Toga means Toga Pty Limited ACN 000 926 947.
Toga Agreement means the document entitled "Adjoining Owners Agreement" made between Atlassian Pty Limited ACN 102 443 916, Vertical First Pty Limited ACN 636 939 985 and Toga Pty Limited ACN 000 926 947 dated 9 February 2021 and varied on [#]. [Drafting Note: to be inserted under the Agreement for Lease.]
(b)in the defined term 'Laws', the word 'means' is inserted after the word 'Laws'.
3.2Provision of Base Building Services
Clause 3.5(a) is varied by inserting 'and clause 5.6(c)' after the words 'Subject to clause 3.5(e)'.
3.3DDA compliance for the State Works
A new clause 5.6 is inserted as follows:
5.6    DDA Compliance for the State Works
(a)    The Lessor and the Lessee acknowledge and agree that:
(1)    the Developer has an obligation under clause 24.2(b) of the PDA to ensure that all State Works comply with the requirements of the Disability Discrimination Act 1992 (Cth) (DDA Compliance);
(2)    the Developer may, in accordance with clause 11.3 of the Agreement for Lease, propose a performance based solution for the State’s consideration and approval, which may include utilisation of the main lifts in the lobby of the Building;
(3)    subject to the Developer complying with clause 11.3(c) of the Agreement for Lease and to clause 5.6(a)(4), the Lessee and the Lessee's Agents will not be entitled to make any claim or demand for compensation or damages or abatement of rent or commence any proceedings (including without limitation, in nuisance) against the Lessor, the Developer or the State, or terminate or rescind this Lease, in respect of any such performance based solution that is implemented in accordance with clause 11.3 of the Agreement for Lease; and
(4)    any pedestrian link(s) proposed to be situated at RL21 (as defined in the PDA) by the State (or any party claiming through the State) must not rely on utilisation of the Building (including the main lifts in the lobby of the Building) and once such pedestrian link is provided, any performance based solution for the State Works utilising the Building will cease.
(b)    The Lessee must ensure that any sublease, licence or occupancy agreement granted by the Lessee during the Term in relation to all or part of the Premises or all or part of a Licensed Area, includes a release from the relevant sublessee, licensee or occupant (as applicable) in favour of the Lessor, the Developer and the State under which the sublessee, licensee or occupant releases the Lessor, the Developer and the State from, and agrees not to make any claim or demand for compensation or damages or abatement of rent, or commence any proceedings (including without limitation in nuisance) against the Lessor or the Developer or the State or the Tenant, or terminate or rescind the relevant agreement, in connection with the matters disclosed in clause 5.6(a).
(c)    The Lessee acknowledges and agrees that if:
(1)    the Lessor fails to comply with any of its obligations under clauses 3.5(a) with respect to performance of the Elevators; and
(2)    the failure to comply with that obligation(s) is a result of the DDA Compliance for the State Works being achieved through a performance based solution contemplated by clause 5.6(a)(2), then the relevant non-compliance with respect to performance of the Elevators will not constitute a breach of clause 3.5(a) and clause 5.3(b) will not apply in respect of such non-compliance and the Lessee releases the Lessor from, and agrees not to make, any claim or demand for compensation or damages or abatement of rent, or commence any proceedings (including without limitation in nuisance) against the Lessor, or terminate or rescind this Lease.
3.4Building Maintenance Unit
A new clause 5.7 is inserted as follows:
5.7    Building Maintenance Unit
(a)    The Lessor and the Lessee acknowledge that the BMU Easements, which were registered on the title to the Land as contemplated by the PDA, place limitations on the maintenance, alteration, repair of, and other works to, the facade of the Building, including the use of the Building Maintenance Unit for the Building.
(b)    The Lessee acknowledges and agrees that it has read and understood the terms of the BMU Easements.
(c)    The Lessee acknowledges and agrees that:
(1)    compliance with the terms of the BMU Easements may impact the ability of the Lessor to comply with its cleaning obligations under clause 3.7, 5.1 and 5.4 (to the extent applicable) of this Lease on the northern, eastern and southern elevations of the Building (Cleaning Obligations) and facade repairs and maintenance obligations under clause 3.6, 3.7, 4.5 and 5.4 of this Lease on the northern elevation, the eastern elevation and the southern elevation of the Building (each a Maintenance Obligation); and
(2)    if the Lessor fails to comply with a Cleaning Obligation or a Maintenance Obligation and that failure to comply is solely the result of a restriction imposed on the Lessor pursuant to the BMU Easements (or the Lessor otherwise complying with a term of the BMU Easements), then:
(A)    the relevant failure will not constitute a breach of this Lease; and
(B)    the Lessee releases the Lessor from, and agrees not to make (and ensure that the Lessee's Agents do not make), any claim or demand for compensation or damages or abatement of rent, or commence any proceedings against the Lessor, or terminate or rescind this Lease because of that failure.
(d)    If the Lessor is unable to comply with a Cleaning Obligation or a Maintenance Obligation in accordance with clause 5.7(c)(2):

(1)    the Lessor must notify the Lessee and provide details and supporting evidence of:
(A)    the obligation and why it cannot be performed; and
(B)    the steps taken to try and perform the obligation, including all correspondence with the party benefited by the BMU Easements and the relevant Rail Agency (as defined in the BMU Easements), the Rail Transport Agency (as defined in the BMU Easements) and/or the Transport Agency (as applicable) seeking consent to perform the relevant obligation;
(2)    the Lessor and the Lessee (each acting reasonably) must as soon as practicable meet and use reasonable endeavours to agree in writing alternative arrangements which would meet, or an alternate pathway to meet, the requirements or obtain the necessary consents from the party benefited by the BMU Easements, the Rail Agency (as defined in the BMU Easements), the Rail Transport Agency (as defined in the BMU Easements) and/or the Transport Agency (as applicable) which would enable the relevant obligation to be performed or a similar outcome to be achieved but in compliance with the terms of the BMU Easements; and
(3)    if alternative arrangements or an alternative pathway are agreed under clause 5.7(d)(2):
(A)    the Lessor must then use all reasonable endeavours to implement the agreed alternative arrangements or pathway and obtain the necessary consents which would enable the relevant obligation to be performed or a similar outcome to be achieved and as soon as reasonably practicable; and
(B)    the Lessor may charge to the Lessee, and the Lessee must pay, the Lessor's actual and properly incurred costs, charges and expenses of implementing the agreed alternative arrangements or alternative pathway agreed under clause 5.7(d)(2), provided either:
    (i)    those amounts are recoverable as Outgoings under clauses 6.1(b)     and 7 of this Lease; or
    (ii)     the Lessee has approved the Lessor's estimated costs and     expenses (with such approval not to be unreasonably withheld or     delayed by the Lessee) being included as Outgoings.
3.5Use of Lift and Atlassian Lobby Area
A new clause 5.8 is inserted as follows:
5.8    Use of Lift and Atlassian Lobby Area
(a)    Each capitalised term used in this clause has the meaning given to that term in the Toga Agreement, unless otherwise defined in this Lease.
(b)    The Lessee acknowledges and agrees that under the Toga Agreement:
(1)    on and from the Date of Vertical First Works Practical Completion until Construction Commencement of the Toga Works, Toga, the Retail Tenancies, the Adina Hotel and other existing users of the Loading Dock Area will have a right to use the New Loading Dock Facilities;
(2)    the parties to the Toga Agreement, together with other owners and/or lessees within the Western Gateway Sub-Precinct will agree and implement procedures for accessing and managing the use of the New Loading Dock Facilities (and the parties will use best endeavours to ensure these procedures are consistent with the New Loading Dock Operational Requirements); and
(3)    among other things, the New Loading Dock Operational Requirements state that, in the event the goods lift servicing the Adina Hotel and supporting retailers is not available, those users will be entitled to:
(A)    use the dedicated goods lift; and
(B)    access and pass through the Atlassian Lobby Area for loading and waste removal to and from the dedicated goods lift.
(c)    The Lessee and the Lessee's Agents will not be entitled to make any claim or demand for compensation or damages or abatement of rent or commence any proceedings (including without limitation in nuisance) against the Lessor, or rescind or terminate this Lease in respect of with the matters disclosed in this clause 5.8 as long as any use of the Lifts is limited to the dedicated goods lift and reasonable protocols are put in place to minimise any disturbance to the use of the lobby of the Building by the Lessee and the Lessee's Agents.
3.6Easements and rights of support
A new clause 12.5(f) is inserted as set out below, existing clauses 12.5(f)-(l) (inclusive) become clauses 12.5(g)-(m) (inclusive) and, in (new) clause 12.5(h), the references to clause 12.5(h) and 12.5(g) become references to clause 12.5(i) and clause 12.5(h) (respectively):
(f)    The Lessee:
(1)    acknowledges that the Lessor has an obligation [in clause 29.2 of Part C (Easement Key Terms) of Schedule 12 (Easements) of the PDA (with such easement to be registered on the title to the Land on or prior to the grant of this Lease)] to indemnify the State against any claim, demand, action or proceeding (including, without limitation, in nuisance) brought by any user, occupier or tenant of the Lot burdened [(being Lots 2, 3 and 4 (as defined in the PDA))] or any persons who derive title or occupation or use rights from the Lessor in relation to any noise, vibration or electrolysis arising directly or indirectly from railway activities carried on by the State on the railway corridor; [Drafting Note: Wording in square brackets to be deleted and replaced in accordance with Agreement for Lease.]
(2)    releases the Lessor, the Lessor's Agents and the State from, and agrees not to make (and ensure that any persons who derive title or occupation or use rights from the Lessee dos not make), any claim or demand, or commence proceedings (including, without limitation, in nuisance) against the Lessor, the Lessor's Agents or the State in relation to any noise, vibration or electrolysis arising directly or indirectly from railway activities carried on by the State on the railway corridor; and
(3)    must ensure that any sublease, licence or occupancy agreement granted by the Lessee during the Term in relation to all or part of the Premises or all or part of a Licensed Area, includes a release from the relevant sublessee, licensee or occupant in favour of the Lessor, the Lessor's Agents and the State on the terms set out in clause 12.5(f)(2).
3.7Subletting or licensing
In clause 13.6(b), clauses 13.6(b)(3) and 13.6(b)(4) are deleted and replaced, and new clause 13.6(b)(5) is inserted, as follows:
(3)    the sublessee or licensee is not an Excluded Person; and
(4)    the sublease or licence expires on the earlier of:
(A)    the date specified in the sublease or licence;
(B)    the day before the Termination Date; and
(C)    the date of any sooner determination of this Lease; and
(5)    the sublease or licence includes the releases described in clauses 5.6(b) and 12.5(f)(3).
3.8Atlassian Lobby Area
(a)Clause 17.2(c) (which has no text) is deleted and clauses 17.2(d)-(g) (inclusive) become clauses 17.2(c)-(f) (inclusive).
(b)Clause 17.2(a) is deleted and replaced with the following:
(a)    The Lessor grants and the Lessee takes a licence to use during the Term the Atlassian Lobby Area in accordance with this clause 17.2 and the terms of this Lease (to the extent those terms expressly apply to the use of the Atlassian Lobby Area). Subject to:
(1)    clause 17.2(c);
(2)    the arrangement disclosed in clause 5.8; and
(3)    the rights of YHA under the Building Management Statement,

the Lessor must not grant any rights to use any part of the Atlassian Lobby Area to any other person.
3.9Terms of further lease
Clause 19.5(p)(10) is deleted and replaced with the following:
(10)    clauses 12.5(g), 12.5(h) and 12.5(i) are deleted.

4.Amendments to the Retail Lease (being Schedule 16 to the Atlassian AFL)
4.1Definitions
The following defined terms are inserted:
BMU Easements means [#]. [Drafting Note: to be inserted under the Agreement for Lease.]
Developer means Dexus Property Services Pty Limited (ABN 66 080 918 252).
Maintenance Obligation has the meaning given in clause 35(c).
PDA has the meaning given to that term in the Agreement for Lease.
State means (in the context of clauses 16.5(f) and 34 only) Transport for NSW ABN 18 804 239 602.
State Works has the meaning given to that term in the PDA.
Toga means Toga Pty Limited ACN 000 926 947.
Toga Agreement means the document entitled "Adjoining Owners Agreement" made between Atlassian Pty Limited ACN 102 443 916, Vertical First Pty Limited ACN 636 939 985 and Toga Pty Limited ACN 000 926 947 dated 9 February 2021 and varied on [insert]. [Drafting Note: to be inserted under the Agreement for Lease.]
4.2DDA compliance for the State Works
A new clause 34 is inserted as follows:
34.    DDA Compliance for the State Works
(a)The Landlord and the Tenant acknowledge and agree that:
(1)the Developer has an obligation under clause 24.2(b) of the PDA to ensure that all State Works comply with the requirements of the Disability Discrimination Act 1992 (Cth) (DDA Compliance);
(2)the Developer may, in accordance with clause 11.3 of the Agreement for Lease, propose a performance based solution for the State’s consideration and approval, which may include utilisation of the main lifts in the lobby of the Building;
(3)subject to the Developer complying with clause 11.3(c) of the Agreement for Lease and to clause 34(a)(4), the Tenant and the Tenant's Employees and Agents will not be entitled to make any claim or demand for compensation or damages or abatement of rent or commence any proceedings (including without limitation, in nuisance) against the Landlord, the Developer or the State, or terminate or rescind this Lease, in respect of any such performance based solution that is implemented in accordance with clause 11.3 of the Agreement for Lease; and
(4)any pedestrian link(s) proposed to be situated at RL21 (as defined in the PDA) by the State (or any party claiming through the State) must not rely on utilisation of the Building (including the main lifts in the lobby of the Building) and once such pedestrian link is provided, any performance based solution for the State Works utilising the Building will cease.
(b)The Tenant must ensure that any sublease, licence or occupancy agreement granted by the Tenant during the Term in relation to all or part of the Premises, includes a release from the relevant sublessee, licensee or occupant (as applicable) in favour of the Landlord, the Developer and the State under which the sublessee, licensee or occupant releases the Landlord, the Developer and the State from, and agrees not to make any claim or demand for compensation or damages or abatement of rent, or commence any proceedings (including without limitation in nuisance) against the Landlord or the Developer or the State or the Tenant, or terminate or rescind the relevant agreement, in connection with the matters disclosed in clause 34(a).
4.3Building Maintenance Unit
A new clause 35 is inserted as follows:
35.    Building Maintenance Unit
(a)The Landlord and the Tenant acknowledge that the BMU Easements, which were registered on the title to the Land as contemplated by the PDA, place limitations on the maintenance, alteration, repair of, and other works to, the facade of the Building, including the use of the Building Maintenance Unit for the Building.
(b)The Tenant acknowledges and agrees that it has read and understood the terms of the BMU Easements.
(c)The Tenant acknowledges and agrees that:
(1)compliance with the terms of the BMU Easements may impact the ability of the Landlord to comply with its obligations under clause 16.2 of this Lease on the northern, eastern and southern elevations of the Building (each a Maintenance Obligation); and
(2)if the Landlord fails to comply with a Maintenance Obligation and that failure to comply is solely the result of a restriction imposed on the Landlord pursuant to the BMU Easements (or the Landlord otherwise complying with a term of the BMU Easements), then:
(A)the relevant failure will not constitute a breach of this Lease; and
(B)the Tenant releases the Landlord from, and agrees not to make (and ensure that the Tenant's Employees and Agents do not make), any claim or demand for compensation or damages or abatement of rent, or commence any proceedings against the Landlord, or terminate or rescind this Lease because of that failure.
(d)If the Landlord is unable to comply with a Maintenance Obligation in accordance with clause 35(c)(2):
(1)the Landlord must notify the Tenant and provide details and supporting evidence of:
(A)the obligation and why it cannot be performed; and
(B)the steps taken to try and perform the obligation, including all correspondence with the party benefited by the BMU Easements and the relevant Rail Agency (as defined in the BMU Easements), the Rail Transport Agency (as defined in the BMU Easements) and/or the Transport Agency (as applicable) seeking consent to perform the relevant obligation;
(2)the Landlord and the Tenant (each acting reasonably) must as soon as practicable meet and use reasonable endeavours to agree in writing alternative arrangements which would meet, or an alternate pathway to meet, the requirements or obtain the necessary consents from the party benefited by the BMU Easements, the Rail Agency (as defined in the BMU Easements), the Rail Transport Agency (as defined in the BMU Easements) and/or the Transport Agency (as applicable) which would enable the relevant obligation to be performed or a similar outcome to be achieved but in compliance with the terms of the BMU Easements; and

(3)if alternative arrangements or an alternative pathway are agreed under clause 35(d)(2):
(A)the Landlord must then use all reasonable endeavours to implement the agreed alternative arrangements or pathway and obtain the necessary consents which would enable the relevant obligation to be performed or a similar outcome to be achieved and as soon as reasonably practicable; and
(B)the Landlord may charge to the Tenant, and the Tenant must pay, the Landlord's actual and properly incurred costs, charges and expenses of implementing the agreed alternative arrangements or alternative pathway agreed under clause 35(d)(2), provided either:
(i)    those amounts are recoverable as Outgoings under clause 6 of this Lease; or
(ii)     the Tenant has approved the Landlord's estimated costs and expenses (with such approval not to be unreasonably withheld or delayed by the Tenant) being included as Outgoings.
4.4Use of Lift and Atlassian Lobby Area
A new clause 36 is inserted as follows:
36    Use of Lift and Atlassian Lobby Area
(a)Each capitalised term used in this clause has the meaning given to that term in the Toga Agreement, unless otherwise defined in this Lease.
(b)The Tenant acknowledges and agrees that under the Toga Agreement:
(1)on and from the Date of Vertical First Works Practical Completion until Construction Commencement of the Toga Works, Toga, the Retail Tenancies, the Adina Hotel and other existing users of the Loading Dock Area will have a right to use the New Loading Dock Facilities;
(2)the parties to the Toga Agreement, together with other owners and/or lessees within the Western Gateway Sub-Precinct will agree and implement procedures for accessing and managing the use of the New Loading Dock Facilities (and the parties will use best endeavours to ensure these procedures are consistent with the New Loading Dock Operational Requirements); and
(3)among other things, the New Loading Dock Operational Requirements state that, in the event the goods lift servicing the Adina Hotel and supporting retailers is not available, those users will be entitled to:
(A)use the dedicated goods lift; and
(B)access and pass through the Atlassian Lobby Area (as defined in the Office Lease) for loading and waste removal to and from the dedicated goods lift.
(c)The Tenant and the Tenant's Employees and Agents will not be entitled to make any claim or demand for compensation or damages or abatement of rent or commence any proceedings (including without limitation in nuisance) against the Landlord, or rescind or terminate this Lease in respect of with the matters disclosed in this clause 36 as long as any use of the Lifts is limited to the dedicated goods lift and reasonable protocols are put in place to minimise any disturbance to the use of the lobby of the Building by the Tenant and the Tenant's Employees and Agents.
4.5Easements and rights of support
A new clause 16.5(f) is inserted as set out below:
(f)The Tenant:

(1)acknowledges that the Landlord has an obligation [in clause 29.2 of Part C (Easement Key Terms) of Schedule 12 (Easements) of the PDA (with such easement to be registered on the title to the Land on or prior to the grant of this Lease)] to indemnify the State against any claim, demand, action or proceeding (including, without limitation, in nuisance) brought by any user, occupier or tenant of the Lot burdened [(being Lots 2, 3 and 4 (as defined in the PDA))] or any persons who derive title or occupation or use rights from the Landlord in relation to any noise, vibration or electrolysis arising directly or indirectly from railway activities carried on by the State on the railway corridor; [Drafting Note: Wording in square brackets to be deleted and replaced in accordance with Agreement for Lease.]
(2)releases the Landlord, the Landlord's Employees and Agents and the State from, and agrees not to make (and ensure that any persons who derive title or occupation or use rights from the Tenant do not make), any claim or demand, or commence proceedings (including, without limitation, in nuisance) against the Landlord, the Landlord's Employees and Agents or the State in relation to any noise, vibration or electrolysis arising directly or indirectly from railway activities carried on by the State on the railway corridor; and
(3)must ensure that any sublease, licence or occupancy agreement granted by the Tenant during the Term in relation to all or part of the Premises, includes a release from the relevant sublessee, licensee or occupant in favour of the Landlord, the Landlord's Employees and Agents and the State on the terms set out in clause 16.5(f)(2).
4.6Transfer
In clause 15.1(a), clauses 15.1(a)(v) and 15.1(a)(vi) are deleted and replaced, and new clause 15.1(a)(vii) is inserted, as follows:
(v)    the Tenant is not in default (of which default the Landlord has given the Tenant notice) or any default has been waived in writing by the Landlord;
(vi)    the Tenant must obtain the Landlord's confirmation that the transfer, sublease, licence or other dealing with possession of the Premises would not breach any pre–existing agreement which the Landlord has with another occupant of the Building; and
(vii)    in the case of a sublease or licence, the sublease or licence includes the releases described in clauses 34(b) and 16.5(f)(3).